Embark Small Cap Equity Fund

Retirement Class ESCQX
Institutional Class ESCWX

Summary Prospectus – March 1, 2026
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborcapital.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an email request to funddocuments@harborcapital.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2026, as amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class
Management Fees	0.58%	0.58%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.08%	0.16%
Total Annual Fund Operating Expenses	0.66%	0.74%
Expense Reimbursement[1]	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	0.61%	0.69%
1  The Advisor has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.61% and 0.69% for the Retirement Class and Institutional Class, respectively, through February 28, 2027. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense reimbursement arrangement only for the contractual period). Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$62	$206	$363	$818
Institutional	$70	$232	$407	$914

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities or other financial instruments (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the
Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83%.
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small cap companies. “Equity securities” for this purpose include all types of equity securities, whether issued by U.S. or non-U.S. issuers, although the Fund invests primarily in common stocks of U.S. issuers. The Fund defines small cap companies as those having a market capitalization, at the time of purchase, within the range of the Russell 2000® Index (the “Index”), provided that for the purposes of this definition, the upper end of that range will be the higher of: (i) the largest market capitalization of the current Index or (ii) the average of the largest month-end capitalizations over the trailing 12 months. As of December 31, 2025, the largest market capitalization of the Index was $31.29 billion and the trailing 12-month average of the largest month-end capitalizations is $21.59 billion. The Index is reconstituted annually on the last Friday of each June. The market value of derivatives that have economic characteristics similar to equity securities of small cap companies will be counted for purposes of investing at least 80% of the Fund’s net assets in such securities.
The Fund employs a multi-manager approach to achieve its investment objective. The Fund’s investment adviser, Harbor Capital Advisors, Inc. (the “Advisor”) is responsible for selecting and overseeing investment subadvisers (each, a “Subadvisor”) for the Fund. The Advisor does not expect to independently identify securities for investment for the Fund. Instead, each Subadvisor is responsible for providing the Advisor with a model portfolio, which the Advisor will implement in its discretion in managing the Fund. The Advisor is solely responsible for implementing each strategy, which includes buying and selling securities as recommended by each Subadvisor. The Advisor in its discretion may decline to implement a Subadvisor’s recommendations under certain circumstances, including when the recommended securities are not available in the specific quantities or prices sought or when purchasing such securities in conjunction with the Fund’s existing holdings would violate an investment restriction of the Fund.
The Advisor is responsible for determining the allocation of the Fund’s assets among the Subadvisors’ strategies. The Advisor will adjust those allocations over time based upon its qualitative and quantitative assessment of each strategy and how those strategies work in combination to produce idiosyncratic alpha (i.e. returns resulting from stock selection rather than shifts in the broader market) that compounds over time. Under normal circumstances, the Advisor expects to review the allocations to the Subadvisors’ strategies quarterly.
The Advisor has selected Copeland Capital Management, LLC (“Copeland”); Granahan Investment Management LLC (“Granahan”); Granite Investment Partners, LLC (“Granite”); Hotchkis and Wiley Capital Management, LLC (“Hotchkis and Wiley”); Punch & Associates Investment Management, Inc. (“Punch”); Reinhart Partners LLC (“Reinhart”); and Shapiro Capital

Summary Prospectus
Embark Small Cap Equity Fund

Management LLC (“Shapiro”) to each serve as a Subadvisor to the Fund.
Each Subadvisor has its own process for identifying and evaluating companies and will act independently from the other Subadvisors. A Subadvisor will generally identify securities for its model portfolio by analyzing issuers based on factors such as financial performance, industry position, growth expectations or other investment considerations. A Subadvisor will remove securities from its model portfolio for which its outlook has changed or when it has identified more attractive investment prospects. The factors considered and the importance of various considerations vary by Subadvisor.
The Fund may invest in securities issued by publicly traded or non-listed real estate investment trusts (REITs). The Fund may also invest in common stocks of foreign issuers, including emerging market issuers. The Fund may invest in securities denominated in, and/or receiving revenues in, foreign currencies. Foreign securities are typically expected to represent approximately 10% or fewer of the Fund’s assets. The Fund may also invest in American Depositary Receipts (ADRs), which are certificates typically issued by a bank or trust company that represent ownership interests in securities issued by a foreign or domestic company.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Small Cap Risk: The Fund’s performance may be more volatile because it invests primarily in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small cap stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks.
Equity Risk: The values of equity securities (such as common stocks) may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities or other financial instruments held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Multi-Manager Risk: The Subadvisors’ investment styles and security recommendations may not always be complementary, which could affect the performance of the Fund. Moreover, the allocation of Fund assets among Subadvisors may lead the Fund to underperform relative to how it could have performed with a different allocation between Subadvisors.
Non-Discretionary Implementation Risk: Because the Fund is managed pursuant to model portfolios provided by non-discretionary Subadvisors that construct the model portfolios but have no authority to effect trades for the Fund’s portfolio, it is expected that the Advisor will effect trades on a periodic basis as the Advisor receives the model portfolios, and therefore less frequently than would typically be the case if the Fund employed discretionary subadvisors that effected trades for the Fund’s portfolio directly. Given that values of investments change with market conditions, a trade may ultimately be less advantageous for the Fund at the time of implementation than it would have been if it were implemented at the time the non-discretionary Subadvisor included it in its model portfolio. This could cause the Fund’s return to be lower than if the Fund employed discretionary subadvisors.
American Depositary Receipts Risk: American depositary receipts (or ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. American depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. American depositary receipts are subject to the risks associated with investing directly in foreign securities.
Foreign Securities Risk: Because the Fund may invest in common stocks of foreign issuers, as well as depositary receipts, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
REIT Risk: REITs in which the Fund invests may decline in value as a result of factors affecting the real estate sector, such as changes in real estate values, changes in property taxes and government regulation affecting zoning, land use and rents, changes in interest

Summary Prospectus
Embark Small Cap Equity Fund

rates, changes in the cash flow of underlying real estate assets, levels of occupancy, and market conditions, as well as the management skill and creditworthiness of the issuer.  Investments in REITs are also subject to additional risks, including the risk that REITs are unable to generate cash flow to make distributions to unitholders and fail to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. Non-listed REITs entail certain risks that publicly traded REITs generally do not. Non-listed REITs are typically less financially stable than publicly traded REITs. Non-listed REITs are unlisted, making them hard to value and trade. Moreover, non-listed REITs generally are exempt from registration under the Securities Act of 1933 and, as such, are not subject to the same disclosure requirements as publicly traded REITs, which makes non-listed REITs more difficult to evaluate from an investment perspective.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. The  Advisor potentially will be prevented from implementing model portfolio recommendations at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Advisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Advisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class during the period shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund, and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	9.62%	Q2 2025
Worst Quarter	-10.53%	Q1 2025

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized	Inception Date
		Since Inception
Harbor Embark Small Cap Equity Fund
Retirement Class Before Taxes	5.18%	7.69%	01-30-2024
Institutional Class Before Taxes	5.13%	7.64%	01-30-2024
After Taxes on Distributions	3.64%	6.79%
After Taxes on Distributions and Sale of Fund Shares	3.38%	5.64%
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500 Index^	17.88%	20.30%
Russell 2000® Index^^	12.81%	13.58%
^
This index represents a broad measure of market performance.
^^The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Summary Prospectus
Embark Small Cap Equity Fund

Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisors
The Advisor has engaged Copeland Capital Management, LLC; Granahan Investment Management LLC; Granite Investment Partners, LLC; Hotchkis and Wiley Capital Management, LLC; Punch & Associates Investment Management, Inc.; Reinhart Partners LLC; and Shapiro Capital Management LLC as Subadvisors since 2024 to provide investment management services to the Fund on a non-discretionary basis.
Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.
Spenser P. Lerner, CFA, Head of Multi-Asset Solutions, Managing Director and Portfolio Manager of Harbor Capital Advisors, Inc., has managed the Fund since 2024.
Justin Menne, Head of Global Equities at Harbor Capital Advisors, Inc., has managed the Fund since 2024.
Jake Schurmeier, Portfolio Manager at Harbor Capital Advisors, Inc., has managed the Fund since 2024.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). Shares are available only through certain intermediary channels, and investors who wish to purchase, exchange or redeem shares should therefore contact their financial intermediary directly. There are no minimum investment amounts applicable to the Fund.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund, the Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

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Summary Prospectus
Embark Small Cap Equity Fund
March 1, 2026
Retirement Class	Institutional Class

ESCQX	ESCWX

HFII.SP.ESC.0326
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302